Property, plant and equipment	6 Months Ended
Jun. 30, 2026
Property, plant and equipment [Abstract]
Property, plant and equipment
Note 5: Property, plant and equipment

	Vessels and scrubbers USD’000	Dry docking USD’000	Right-of-use Assets – Vessels USD’000	Others USD’000	Total USD’000
At 30 June 2026
Cost	3,055,818	178,716	238,014	2,022	3,474,570
Accumulated depreciation charge	(917,523)	(67,750)	(194,514)	(1,549)	(1,181,336)
Net book value	2,138,295	110,966	43,500	473	2,293,234

	Vessels and scrubbers USD’000	Dry docking USD’000	Right-of-use Assets – Vessels USD’000	Others USD’000	Total USD’000
At 31 December 2025
Cost	3,426,406	193,076	217,595	2,049	3,839,126
Accumulated depreciation charge	(1,081,649)	(78,440)	(179,182)	(1,184)	(1,340,455)
Net book value	2,344,757	114,636	38,413	865	2,498,671
a.
The Group organises the commercial management of its fleet of vessels into seven[1] (2025: nine) individual commercial pools: LR1, Panamax, MR, Handy, Chemical-MR, Chemical-Handy and City (“Specialized”) (2025: LR1, Panamax, LR2, MR, Handy, Chemical-MR, Chemical-Handy and Small and City (“Specialized”)). Each individual commercial pool constitutes a separate cash-generating unit (“CGU”). For vessels outside the commercial pools and deployed on time-charter or spot voyages, each of these vessels constitutes a separate CGU. Any time-chartered in vessels which are recognised as right of use (“ROU”) assets by the Group and subsequently deployed in the commercial pools are included as part of the pool CGUs.

The Group evaluates whether there are indications that any vessel as at the reporting date is impaired. If any such indicators of impairment exist, the Group performs impairment testing in accordance with its accounting policy. Refer to Item 17. Financial Statements of our 2025 Form 20-F for the Group’s material accounting policies.

Based on this assessment, the Group concluded that there are no impairment losses to be recognised for the 6 months ended 30 June 2026 (6 months ended 30 June 2025: USD Nil).

b.	During the period, the Group disposed of four LR1 vessels, four MR vessels and four Handy vessels for sales proceeds of USD 281.3 million.

c.	The Group has mortgaged vessels with a total carrying amount of USD 1,179.4 million as at 30 June 2026 (31 December 2025: USD 1,982.2 million) as security over the Group’s bank borrowings.

d.	There were additions of USD 20.4 million to right-of-use assets – vessels – as at 30 June 2026 (6 months ended 30 June 2025: USD 17.9 million).

e.	As at 30 June 2026, the Group has time chartered-in seven MRs and two LR1s with purchase options. These chartered-in vessels are recognised as right-of-use assets.

The Group has firm charters in place up till 2030 for these vessels. The current and next average purchase option price are as follows:

USD’000	Current average purchase option price[2]	Next average purchase option price
LR1	38,333	37,833
MR	29,093	28,710

The time chartered-in days and average time charter rates for these vessels are as follows:

	2026	2027	2028	2029	2030
TC in (Days)[3]
LR1 (with purchase option)	730	425	–	–	–
MR (with purchase option)	2,555	1,358	366	365	286

Average TC in rate (USD/Day)
LR1 (with purchase option)	19,597	19,800	–	–	–
MR (with purchase option)	17,374	17,557	19,850	19,850	19,850

[1] The LR2 and Small (“Specialized”) commercial pools ceased operations in June 2026.
[2] The exercisable purchase option price decreases by a fixed amount per year, or on a pro-rata basis based on individual contract terms. Prior notice period of three to four months are required before exercise of options. The value of the purchase options (difference between the option price and fair market value of the vessel) amount to USD 191 million as at the end of the current reporting period.
[3] Based on firm charter period and does not include optional periods exercisable by Hafnia.